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                                                                   EXHIBIT 10.14

                                    SUBLEASE

THIS SUBLEASE is made as of this 25th day of October, 1999, and is by and between RADIATION THERAPY SERVICES, INC., a Florida corporation
("RTSI-Sublessor") with Administrative Offices located at 2234 Colonial Blvd. Ft. Myers, FL 33907, and Westchester MRI SPECIALISTS, P.C., a New York corporation ("RMS-Sublessee") with Administrative Offices located at 3680 Broadway Ft. Myers, FL 33901.

                                   WITNESSETH:

WHEREAS, on October 25, 1999 "Landlord", 34 South Bedford Road Associates, a New York partnership with Administrative Offices located at c/o: Mount Kisco Medical Group, 110 South Bedford Road, Mt. Kisco, New York 10549, and RTSI, "Tenant", entered into the Agreement Of Lease covering the 34 South Bedford Road, Mt. Kisco, New York medical offices ("Premises"). A copy of the Agreement Of Lease is attached hereto as Exhibit "A".

WHEREAS, Sublessor-RTSI represents and warrants that the Agreement Of Lease is in full force and effect and no defaults thereunder have occurred or, to the best of its knowledge, are threatened;

WHEREAS, Sublessee-RMS desires to sublet the Premises and Sublessor-RTSI is willing to sublet the Premises on the terms and conditions hereinafter set forth.

NOW, THEREFORE, Sublessor-RTSI, for and in consideration of the rents, covenants, and agreements hereinafter contained on the part of Sublessee-RMS to be paid, kept and performed, does hereby sublet and demise unto Sublessee-RMS, and Sublessee-RMS hereby takes and hires from Sublessor-RTSI the Premises together with all personal property and fixtures now installed or to be installed at the Premises.

TO HAVE AND TO HOLD the same unto Sublessee-RMS, its successors and assigns for the same terms, covenants, conditions and provisions as set forth in the Agreement Of Lease (Exhibit "A").

AND Sublessor-RTSI and Sublessee-RMS hereby agree as follows

      1. The terms, covenants, conditions and provisions of the Sublease are the same as those set forth in the Agreement To Lease (Exhibit "A").

IN WITNESS WHEREOF, Sublessor-RTS and Sublessee-RMS have hereunto set their hands and seals the day and year first above written.

SUBLESSOR:                                     SUBLESSEE:
Radiation Therapy Services, Inc.               Westchester MRI Specialists, P.C.
By:                                            By:

/s/ Daniel E. Dosoretz                         /s/ Howard M. Sheridan
-----------------------------                  ---------------------------------
Daniel E. Dosoretz, M.D.                       Howard M. Sheridan, M.D.
Chief Executive Officer                        President

                                        1

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      AGREEMENT OF LEASE, made as of the 30th day of October, 1999, between 34
SOUTH BEDFORD ROAD ASSOCIATES, a New York partnership, having an office c/o Mount Kisco Medical Group, 110 South Bedford Road, Mount Kisco, New York 10549 ("Landlord") and RADIATION THERAPY SERVICES, INC., a Florida Corporation, having an office located at 2234 Colonial Blvd., Fort Myers, FL 33907 ("Tenant"), as hereinafter defined.

                                    ARTICLE 1

                                 Certain Terms

      1.01 The following terms shall have the meanings set forth opposite each of them:

"ADDITIONAL RENT" -

            As defined in Paragraph 3.01.

"AFFILIATE" -

            As defined in Paragraph 13.04.

"ALL RISK" -

            As defined in Paragraph 11.02 (A)

"BASE RENT" -

            Two Hundred Sixty Four Thousand ($264,000) Dollars per annum, payable in monthly installments of Twenty Two Thousand ($22,000) Dollars per month, payable in advance. On the fifth and tenth anniversary of the Commencement Date, the Base Rent shall be increased by the percentage increase in the CPI over the rate in effect on the Commencement Date, not to exceed 30% over the amount being paid in the preceding Rent Year. The foregoing rental is calculated at the rate of Twenty Four ($24) Dollars per rentable square foot. Upon finalization of floor area, Landlord's Architect shall determine the amount of such rentable square footage constituting the Demised Premises (as hereafter defined) and the parties hereto shall execute and deliver to one another a stipulation confirming the Base Rent based upon such determination. The total square footage contained in the Building (as hereafter defined) is stipulated to be 38,784.

"BUILDING" -

            The two buildings erected in the Town and Village of Mount Kisco, State of New York, and known as 34 South Bedford Road, Mount Kisco, New York;

"COSTS OF OPERATION" -

            As defined in Paragraph 4.03 A.

"COMMENCEMENT DATE" -

            The date of the closing of the sale of the Demised Premises pursuant to the Realty Agreement. Such closing shall not occur for purposes of this Lease until Tenant shall have completed all of Tenant's Work and received a certificate of occupancy for the Demised Premises, together with all licenses permits and approvals required to conduct business therein.

"CPI" -

            The Consumer Price Index For Urban Wage Earners And Clerical Workers (Revised Series) (CPI-W.), All Items, for New York, New York - Northeastern, New Jersey (1982-1984 equals 100) of the United States Department of Labor Bureau of Labor Statistics. If such index is no longer published at any time, the consumer price index shall mean a comparable index generally used in commercial buildings located in Mount Kisco, New York;

"DEMISED PREMISES" -

            That portion of the first floor of the building designated as the "New Building" shown in cross hatch on the floor plan annexed hereto as Exhibit A, stipulated to being 11,000 rentable square feet, subject to adjustment as herein provided.

"EFFECTIVE DATE" -

            The date this Lease is executed by all of the parties hereto and a fully executed copy is delivered by TOLCHIN & SONS PROPERTY GROUP, LLC, to Tenant marked "Approved" at the foot thereof.

"EXPIRATION DATE" - The fifteenth anniversary of the day immediately preceding the Commencement Date, or if there shall be an Option Term (as hereafter defined) then the last day of the Option Term.

"FORCE MAJEURE" -

            Acts of God, governmental restrictions or guidelines, strikes, labor disturbances (whether or not lawful), shortages of materials and supplies, accident, inclement weather, delays occasioned by the need for insurance adjustment, breakage, repair and any other cause or events whatsoever beyond Landlord's reasonable control.

"HAZARDOUS MATERIALS" OR "ENVIRONMENTAL LAWS" -

            As defined in Exhibit C.

"IMPOSITIONS" -

            As defined in Paragraph 4.01.

"INITIAL OPTION TERM" -

            See Option Term.

"MANAGING AGENT" -

            Tolchin & Sons Property Group, LLC and/or its designee.

"OPTION TERM"

            The Initial Option Term shall be a period of five (5) years commencing on the expiration of the Term and expiring on the fifth (5th) anniversary thereof. The Second Option Term shall be a period of ten (10) years commencing on the expiration of the Initial Option Term and expiring on the tenth (10th) anniversary thereof.

"PLANNING AND CONSTRUCTION TERM" -

            That period of time from the date the Demised Premises are made available to Tenant and the Commencement Date.

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"PROPORTIONATE SHARE" -

            That percentage resulting from dividing (a) the number of rentable square feet of space leased by Tenant by (b) the total number of rentable square feet of space in the Building stipulated to be as of the date hereof 38,784, as the same may change from time to time, which as of the Effective Date is 28.36%.

"REAL PROPERTY" -

            The real property bounded and described in Exhibit B.

"REALTY AGREEMENT" -

            That certain Agreement of Purchase and Sale dated August 27, 1998, between 34 SOUTH BEDFORD ROAD ASSOCIATES, as Seller, and TOLCHIN & SONS PROPERTY GROUP, LLC, as Purchaser, as amended by Agreement bearing the same date, pertaining to the sale of Premises known as 34 South Bedford Road, Mount Kisco, New York.

"RENT YEAR" -

            The period commencing on the 1st day of the Term and ending with the day preceding the first anniversary of such 1st day, and each twelve-month period thereafter measured from each anniversary date, except that if the period between the last such anniversary and the Expiration Date is less than twelve months, then the last Rent Year shall be such lesser period.

"REPLACEMENT COST" -

            As defined in Paragraph 11.02 (B).

"REPRESENTATIONS" -

            As defined in Paragraph 28.01

"SECOND OPTION TERM" -

            See Option Term.

"SECURITY DEPOSIT" -

            $44,000 deposited pursuant to Article 32 hereof.

"SUPERIOR LEASES" -

            As defined in Paragraph 12.01.

"SUPERIOR MORTGAGES" -

            As defined in Paragraph 12.01

"TENANT" -

            RADIATION THERAPY SERVICES, INC., a Florida Corporation, having an office located at 2234 Colonial Blvd., Fort Myers, FL 33907.

"TENANT'S CHANGES" AND "CHANGES" -

            As defined in Paragraph 8.01.

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"TENANT'S UTILITIES WORK" -

            As defined in Paragraph 5.01.

"TERM" -

            The period beginning on the Effective Date and ending at noon on the Expiration Date.

"TRIPLE NET" -

            Rental which imposes the responsibility for ALL expenses arising from the property, including the costs of repairs of every nature, upon the tenant.

"UTILITIES" -

            As defined in Paragraph 5.01.

                                    ARTICLE 2

                               Demise and Premises

      2.01 Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the Demised Premises for the Planning and Construction Term and thereafter during the Term (as the same may be extended) for the rents hereinafter reserved and upon and subject to the conditions (including limitations, restrictions and reservations) and covenants hereinafter provided. Each party hereto agrees to observe and perform all of the conditions and covenants herein contained on its part to be observed and performed.

      2.02 It is understood that Landlord shall deliver the Demised Premises "as is", that Tenant is fully familiar with all aspects of (including, without limitation, the condition of) the Demised Premises. The Demised Premises shall be leased to Tenant in "as is" condition, which shall be that condition as of the date this Lease is executed. Landlord makes no representation whatsoever to Tenant, and Tenant fully accepts the risk, regarding the quality of the Demised Premises. The foregoing notwithstanding, Landlord shall, at it's own cost and expense during construction, repair or replace any structural defect in the Buildings existing on the date hereof during the course of Tenant's work specified in Article 33 of this Lease. The opening for business by Tenant shall conclusively evidence full performance by Landlord of the foregoing covenant.

      2.03 Tenant covenants that it shall perform the work specified in Article 33 of this Lease and acknowledges that the performance of the specified work is an integral part of the consideration given to Landlord for this Lease.

                                   ARTICLE 3

                                      Rent

      3.01 Tenant shall pay to Landlord without notice or demand and without abatement, deduction or set-off, in lawful money of the United States of America (or by check, subject to collection, drawn on a bank or trust company which is a member of the New York Clearing House Association), at the office of the Landlord as specified on Page 1 hereof or at such other place as Landlord may designate in writing, the Base Rent reserved under this Lease for each year of the Term, payable in equal monthly installments in advance on the first day of each and

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every calendar month during the Term; and Additional Rent consisting of all such other sums of money due hereunder including, without being limited to, its Percentage Share of Impositions, its Percentage Share of Costs of Operation, costs, expenses and other payments as shall become due from and payable by Tenant hereunder (for default in payment of which Landlord shall have the same remedies as for a default in payment of Base Rent) ("Additional Rent"). There shall be no Base Rent or Additional Rent due hereunder for the first ninety days after the date hereof. It is intended by the parties hereto that the Base Rent and Additional Rent shall be absolutely net to Landlord so that this Lease shall be considered a so called "triple net" lease.

      3.02 Tenant shall pay the Base Rent and Additional Rent herein reserved promptly as and when the same shall become due and payable under this Lease. If the Commencement Date shall occur on a day other than the first day of a calendar month the Base Rent and Additional Rent shall be prorated for the period from the Commencement Date to the last day of the said calendar month and shall be due and payable on the Commencement Date. If the Expiration Date shall occur on a day other than the last day of a calendar month, the Base Rent and Additional Rent shall be prorated for the period from the first day of said month to the Expiration Date.

      3.03 Whenever used in this Lease, the term (insofar as it pertains to this Lease) "fixed rent", "minimum rent", "base rent" or "basic rent", or any such term using the word "rental", "rents", or "rentals" in lieu of "rent", shall mean Base Rent; and whenever used in this Lease, the term (insofar as it pertains to this Lease) "rent", "rental", "Rent", or the plural of any of them, shall mean Base Rent and Additional Rent.

      3.04 If Tenant shall fail to pay within ten (10) days of when due any installment or payment of Base Rent or Additional Rent, Tenant shall be required to pay a late charge of $.05 for each $1.00 which remains so unpaid. Such late charge is intended to compensate Landlord for additional expenses incurred by Landlord in processing such late payments. In addition to such late charge, Tenant shall pay interest on amounts so unpaid from the date such payment was due (without grace period) to the date payment is credited to Landlord's account as good funds at the Prime Lending rate as published in the Wall Street Journal from time to time, plus two (2%) percent per annum. Nothing herein shall be intended to violate any applicable law, code or regulation, and in all instances all such charges shall be automatically reduced to any maximum applicable legal rate or charge. Such charge shall be imposed monthly for each late payment.

      3.05 It is the purpose and intent of Landlord and Tenant that the Base Rent shall be absolutely net to Landlord, and that all taxes, assessments, costs, expenses and other charges and obligations of every kind and nature whatsoever relating to the Demised Premises or the Building and improvements situated thereon which may arise or become due during or out of the Term shall be paid by Tenant, and that Landlord shall be indemnified and saved harmless by Tenant from and against the same.

                                    ARTICLE 4

             Payment of Taxes, Assessments, Cost of Operation, Etc.

      4.01 Tenant shall pay Landlord, as Additional Rent, Tenant's Proportionate Share of all Impositions as hereafter defined. Such payment shall be made to Landlord no later than 10 days following submission by Landlord to Tenant of a computation thereof together with a copy of the applicable bills, if available. Tenant shall pay (except as hereinafter in Section 4.02 hereof provided), before any fine, penalty, interest or cost may be added thereto, or become due, or be imposed by operation of law for the non-payment thereof, its Proportionate Share of all taxes, assessments, water and sewer rents, rates and charges, charges for public utilities, excises, levies, licenses and permit fees, and other governmental charges (including, without limitation, sales taxes on rent, if any), general and special, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature whatsoever which at any time during the term of this Lease or any renewal term thereof may be assessed, levied, confirmed, imposed, or become a lien On, the Demised Premises or any buildings or improvements now or hereafter situated thereon or any part thereof (including, without limitation, buildings and improvements during the course of construction), or any appurtenance thereto, or on or as a result of any personal property on the Demised Premises, (all of the foregoing of which collectively are herein referred to as "Impositions", and any of the same being herein referred to as an "Imposition"); provided, however, that

            (A) If, by law, any Imposition may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments as may become due during the Term, as the same respectively become due and before any fine, penalty, further interest or cost may be added thereto. The amount of all installments of any such Imposition, which are to become due and payable after the expiration of the Term shall be the responsibility of and shall be paid by Landlord.

            (B) Any Imposition relating to a fiscal period of the taxing authority, a part of which period is included within the Term, and a part of which is included in a period of time prior to or after the expiration of the Term shall (whether or not such Imposition shall be assessed, levied, confirmed, imposed upon or become a lien upon the Demised Premises, or shall become payable during the Term, and any renewal term) be adjusted between Landlord and Tenant as of the Commencement Date and/or the Expiration Date as the case may be, so that Tenant shall pay its Proportionate Share of that portion of such Imposition which that part of such fiscal period included in the period of time after the Commencement Date and before the expiration of the Term, bears to such fiscal period, and Landlord shall pay the remainder thereof, provided, however, that Tenant shall not be entitled to receive any apportionment to the extent that Tenant shall be in default in the performance of any of Tenant's covenants, agreements and undertakings in this Lease provided. Payment of any amount found to be due either Landlord or Tenant shall be made within ten (10) days after written request therefor.

      4.02 Nothing herein contained shall require Tenant to pay municipal income taxes, state income taxes or federal income taxes assessed against Landlord, or estate, succession, inheritance or transfer taxes of Landlord, or corporation franchise taxes of Landlord, or corporation franchise taxes imposed upon any corporate owner of the fee of the Demised Premises. If as a result of the failure of Tenant to timely pay any Additional Rent due hereunder any fine, penalty, interest or cost is imposed upon Landlord, then in addition to all other remedies available to Landlord at law or in equity, Tenant shall pay such fine, penalty, interest or cost to Landlord, but nothing contained herein shall be construed as a waiver of default granted by Landlord pertaining to any such late payment.

      4.03 Regarding Costs of Operation, the following shall be applicable:

            A. "Costs of Operation" shall mean all costs and expenses incurred by Landlord in connection with the operation, maintenance, and repair of any and all parts of the Real Property and of the Building and the improvements thereon and therein, including, without limitation, the following: all materials, supplies and equipment, purchased or hired therefor; service contracts; fuel, electricity, gas, water; cleaning and sanitary; refurbishing; painting; repairs and maintenance to common areas, interior and exterior, and to any structural elements of the Building including without limitation, the roof, whether or not characterized as capital repairs or replacements; equipment and tools used in connection with the maintenance and operation of the Real Property or the Building; snow removal; extermination; all insurance costs of Landlord applicable to the Real Property and the Building (including, without limitation, primary and excess liability, and further including vehicle insurance, fire and extended coverage, vandalism, broad form with all risk replacement cost endorsement coverages including, without limitation, riot, strike, and war risk insurance, flood insurance, ordinance and legal compliance coverage, demolition cost, rent insurance and sign insurance); legal (other than those for preparation of this and other leases) and accounting fees, commissions and charges; all cost to

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Landlord of compliance with all laws, rules and/or regulations (other than those which are the responsibility of individual tenants) pertaining to the Real Property and/or the Building, including without limitation cost of compliance with the Americans with Disabilities Act; damages and other losses; taxes (including, without limitation, sales and use taxes); security systems, and management fees or if no managing agent is employed by Landlord, a sum in lieu thereof which is not in excess of then prevailing rates for management fees payable in Westchester County for similar office buildings, it being understood that presently the management fee is 5% of Base Rent and base rent(s) payable under other leases in the Building.

            B. From time to time, Landlord shall furnish to Tenant a written statement of the Costs of Operation and shall also show the amount of estimated payments, if any, made by Tenant for the Costs of Operation in question. Within 10 days of submission of such a written statement, Tenant shall pay Landlord, as Additional Rent, the Proportionate Share of such Costs of Operation; there shall be credited against such payment any estimated payments made by Tenant with respect to such Costs of Operation.

            C. Landlord may submit to Tenant Landlord's estimate, reasonably determined, of Costs of Operation due and payable or to become due and payable during any Rent Year, together with the computation thereof and the basis therefor, in which event on the first day of each month thereafter Tenant shall pay to Landlord one-twelfth of such estimated sum (plus, if such statement is submitted after the commencement of any Rent Year, then one-twelth of such sum times the number of months, or partial months, which have elapsed since such commencement) as Additional Rent.

            D. Landlord's failure to render a statement with respect to Costs of Operation for any period shall not prejudice Landlord's right to thereafter render a statement with respect thereto or with respect to any subsequent period.

            4.04 A. Landlord may submit to Tenant Landlord's estimate, reasonably determined, of Tenant's Proportionate Share of Impositions due and payable during any Tax Year, together with the computation thereof and the basis therefor. In such event, on the first day of each month during the calendar year in which such Tax Year commences Tenant shall pay to Landlord one-twelfth of such estimate, except that the first such payment and any future payments shall be adjusted by Landlord to the end that 30 days prior to the dates when Taxes are due, without penalties, Landlord shall have received an amount sufficient to pay all of such Tenant's Proportionate Share of such Impositions without penalty.

            B. To the extent that such estimated payments are less than the amount of such actual Impositions, Tenant shall pay to Landlord the difference within 10 days next following rendition by Landlord of an invoice therefor; to the extent that such estimated payments are greater than the amount of such Impositions, the difference shall be credited against the next monthly installment or installments of Base Rent until paid, or if the last Rent Year is involved, such difference shall be paid to Tenant within 10 days of rendition of such Landlord's statement.

            C. If Landlord,fails to furnish an Imposition estimate for a Tax Year until after the commencement of the calendar year in which such Tax Year begins, then until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall continue to pay to Landlord on the first day of each month the same monthly amount payable during the previous Tax Year as an Imposition estimate.

            D. Landlord's failure to render a statement with respect to Impositions for any Tax Year shall not prejudice Landlord's right to thereafter render a statement with respect thereto or with respect to any subsequent Tax Year.

      4.05 Only Landlord may, at any time and from time to time, commence a protest, action or proceeding (a) to reduce the assessment applicable to Impositions, or (b) for a refund of Impositions. Tenant shall have no right to participate (without Landlord's prior written approval, which shall not be unreasonably withheld) in any such action, and Tenant hereby

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waives any and all right which Tenant may have (whether at law, equity, or otherwise) to commence or participate in any such action. If Landlord shall receive a refund for any Tax Year, Tenant shall be entitled to that portion of any refund applicable to Impositions, payment for which shall have been made by Tenant as Additional Rent (including any interest paid on such refund by the taxing authorities), after deducting from such refund and interest that portion (or all, as the case may be) of the costs and expenses (including experts' and attorneys' fees) of obtaining such refund; and Landlord shall be entitled to the balance of any such refund.

                                   ARTICLE 5

                                   Utilities

      5.01 Tenant shall provide and pay for heat, electricity, air conditioning, alarm, sprinkler, oil, gas, water, sewer, and any and all other services and utilities ("Utilities") for the Demised Premises, and Landlord shall not be required to furnish, or be liable for any interruption of, any services, utilities or facilities to, or about, the Building. As part of Tenant's Work; Tenant shall, at Tenant's cost and expense, cause to be installed in the Demised Premises sprinkler and mechanical rooms for the Demised Premises, a new heating, ventilating and air-conditioning unit on the roof of the Building to service the Demised Premises, new meters and separate service from the utility companies to such meters, to measure the consumption of all Utilities in the Demised Premises (collectively the foregoing work in this sentence is called "Tenant's Utilities Work"), and Tenant shall pay the charges of all Utilities consumed directly to the utility or other company supplying the same. In addition, Tenant shall as part of Tenant's Work, at Tenant's cost and expense, cause to be installed within and throughout the Demised Premises, and connected to Tenant's Utilities Work, all Utilities work necessary for Tenant's use of the Demised Premises. None of the existing Utilities or meters in the Building shall be available for use by Tenant. In that regard, and prior to commencing other Tenant's Work, Tenant shall, at Tenant's cost and expense, cause the Utilities to be separated from those used for other space in the Building. Tenant shall not make any installations, alterations, additions or changes to the Utility equipment or systems in the Building without prior written consent of Landlord in each such instance, which consent shall not be unreasonably withheld. Tenant shall comply with the rules and regulations applicable to the service, equipment, wiring and requirements of Landlord and of the companies supplying utilities to the Building. Tenant agrees that its use of Utilities in the Building will not exceed the capacity of existing feeders to the Building or the risers, wiring and piping installations therein, and Tenant shall not use any Utility equipment which, in Landlord's reasonable judgment, will overload such installations or interfere with the use thereof by other Tenants in the Building. If, in Landlord's or Tenant's judgment, Tenant's Utility requirements necessitate installation of additional risers or other proper and necessary equipment or services, the same shall be provided or installed by Tenant at Tenant's expense.

                                    ARTICLE 6

                                       Use

      6.01 The Demised Premises shall be used and occupied, in accordance with applicable law, solely as an office for a radiological out-patient private practice, radiation out-patient practice and services related thereto, including medical imaging equipment, nuclear medicine and radiation treatment, computers and other related office and medical equipment.

      6.02 Tenant shall not use the Demised Premises or any part thereof or allow the same to be used or occupied in violation of any certificate of occupancy covering the use of the Demised Premises or allow any condition to exist on the Demised Premises or any part thereof or any article to be brought thereon, which may be dangerous, unless safeguarded as required

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by law.

      6.03 Tenant shall not suffer or permit the Demised Premises or any part thereof to be used in any manner, or anything to be done therein, or suffer or permit anything to be brought into or kept therein, which would in any way (i) violate any of the provisions of any grant, lease, or mortgage to which this Lease is subordinate, (ii) violate any laws or requirements of public authorities, (iii) make void or voidable any fire or liability insurance policy then in force with respect to the Building, (iv) make unobtainable from reputable insurance companies authorized to do business in New York at standard rates any fire insurance with extended coverage, or liability, boiler or other insurance required to be furnished under the terms of any lease or mortgage to which this Lease is subordinate, (v) cause or in Landlord's reasonable opinion be likely to cause physical damage to the Demised Premises or any part thereof,
(vi) constitute a public or private nuisance, (vii) impair in the reasonable opinion of the Landlord the appearance, character or reputation of the Demised Premises, (viii) discharge objectionable fumes, vapors or odors into or from the Demised Premises, (ix) cause Tenant to default in any of its other obligations under this Lease. In the event that Tenant's use of the Demised Premises shall increase premiums under any liability or property damage insurance (including rent) obtained by Landlord in connection with the Demised Premises, Tenant shall pay such increase to Landlord.

      6.04 If any governmental license or permit, including a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof, then Tenant, at its expense, shall duly procure and thereafter maintain such license or permit, but in no event shall failure to procure and maintain same by Tenant affect Tenant's obligations hereunder. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy the Demised Premises, or do or permit anything to be done on or about the Demised Premises, in violation of the Certificate of Occupancy for the Demised Premises or the Building.

      6.05 Tenant shall not place a load upon any floor of the Building exceeding the floor load per square foot which such floor was designed to carry and which is allowed by certificate, rule, regulation, permit or law.

                                    ARTICLE 7

                    Access and Reservation of Landlord Rights

      7.01 Landlord or Landlord's agents or employees shall have the right to enter and/or pass through the Demised Premises or any part thereof, at reasonable times during reasonable hours and upon reasonable prior oral or written notice, (i) to examine the Demised Premises or to show them to lessors of superior leases, holders of mortgages, insurance carriers, or prospective purchasers, mortgagees or lessees of the Demised Premises and (ii) for the purpose of making repairs or changes in or to the Demised Premises upon the failure of Tenant to timely do so (provided, however, that this right shall not be deemed as obligating Landlord to make any repairs which are the responsibility of Tenant in accordance with the terms hereof). Landlord's rights under this Section shall be exercised in such manner as will not unreasonably interfere with Tenant's use and occupancy of the Demised Premises. Landlord, its agents or employees, shall also have the right to enter on and/or pass through the Demised Premises, or any part hereof without notice at such times as such entry shall be required by circumstances of emergency affecting the Demised Premises; included among the foregoing emergencies shall be a situation where water has entered the Building, in which event upon Landlord learning thereof Landlord may, but shall not be obligated to enter the Demised Premises and remove such water, and unless caused by Landlord's negligence, Tenant shall pay Landlord for the cost of such removal as Additional Rent.

      7.02 In addition to all other rights as permitted by law, Landlord hereby reserves unto itself the right without notice to Tenant and without any liability to Tenant therefore, without constituting of being deemed an eviction of Tenant or disturbance in Tenant's use or possession of the Demised Premises, the following : (1) to install pipes, conduits, wires and ducts serving the Building and to use and maintain the same provided that the foregoing shall not unreasonably interfere with Tenant's use of the Demised Premises; (2) to install and maintain such signage on the interior and exterior of the Building as it shall determine; (3) to name the Building and to change such name and to seek or consent to a change in the street address of the Building in Landlord's sole discretion; (4) for the purpose of making repairs, decorations, improvements, alterations, or additions to the Building or the Real Property, to enter the Demised Premises, temporarily close off access ways, corridors, doors and other areas in the Building and to temporarily suspend and/or interrupt services or use of the common areas within the Building or within or on the Real Property; (5) to retain and use keys to the Demised Premises and to all doors located therein, and to use the same when Landlord deems such use necessary or appropriate; (6) to reserve to itself or to grant to any other tenant the exclusive right to conduct a particular business or render a particular service in the Building or on the Real Property; (7) to subdivide the Real Property and thereafter to sell any portion or all thereof and reallocate common charges as a result thereof; (8) to take any and all other actions or to refrain from taking actions which Landlord shall deem reasonable in connection with the operation, preservation and maintenance of the Building and/or the Real Property and to add costs thereof to Costs of Operation. If Landlord shall perform any activities in or about the Building or Real Property after regular business hours at the request of the Tenant, then Tenant shall pay as Additional Rent all costs of overtime or any other expenses incurred as a result of such request. In no event shall the exercise by Landlord of any of its legal rights or any rights reserved to it under this provision or any other provision of this Lease be deemed to give rise to any claim for set-off or abatement of rent or any other claim against Landlord.

                                    ARTICLE 8

                                Tenant's Changes

      8.01 Tenant shall not, at any time or from time to time during the Term, make such alterations, additions, installations, substitutions, or improvements (hereinafter collectively called "changes" and, as applied to changes provided for in this Article, "Tenant's Changes") in and to the Demised Premises, without Landlord's prior written consent in all instances, which consent shall not be unreasonably withheld. The foregoing notwithstanding, and without limitation, Landlord may, in its sole and absolute discretion, decline to consent to any changes to the structural elements of the Building and to any change which shall negatively impact any systems serving others in the Building. If Landlord shall consent, all Tenant's Changes shall comply, whether structural or non-structural, with the following conditions: (a) such changes will not result in a violation of or require a change in the Certificate of Occupancy applicable to the Demised Premises, unless Tenant shall have obtained the same or shall covenant to do so and provide to Landlord such bond or other security as it shall require; (b) the outside appearance, character or use of the Demised Premises or the Building shall not be affected, and no Tenant's Changes shall weaken or impair the structural strength or lessen the value of the Building;
(c) the proper functioning of any of the mechanical, electrical, sanitary and other service systems of the Building shall not be adversely affected; (d) in performing the work involved in making such changes, Tenant shall be bound by and observe all of the conditions and covenants contained in this Article and in
Article 33; (e) at the Expiration Date, Tenant shall on Landlord's written request restore the Demised Premises to their condition prior to the making of any changes permitted by this Article, reasonable wear and tear excepted, unless at the time of granting of Landlord's consent, such requirement was waived by Landlord; (f) before proceeding with any change Tenant shall submit to Landlord plans and specifications for the work to be done, and shall request Landlord's approval in writing, and, if such change requires approval by or notice to the lessor of a superior lease or the holder of a superior mortgage, Tenant shall not proceed with the change until such approval has been received, or such notice has been given, as the case may be, and all applicable conditions and provisions of said superior lease or superior mortgage with respect to the proposed change or alteration have been met or complied with at Tenant's expense (including, without limitation, all costs incurred by Landlord in reviewing and analyzing Tenant's request for changes); and Landlord, if it approves the change (only if Landlord's approval is required in accordance with the foregoing), will request such approval or give such notice, as the case may be; any change for which approval has been received shall be performed strictly in accordance with the approved plans and specifications, and no substantial amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord; and Tenant shall not be permitted to install and make a part of the Demised Premises any materials, fixtures or articles which are subject to liens, conditional sales contracts, security agreements or chattel mortgages; (g) Tenant shall not interfere with the access or egress of other tenants nor otherwise interfere with the peaceful use of the Building by such other tenants; and (h) Tenant shall comply with all other terms and conditions of this Lease in connection with Tenant's Changes. Neither approval of the plans and specifications nor supervision of the alteration by the Landlord shall constitute a representation or warranty by Landlord as to the accuracy, adequacy, sufficiency, or propriety of such plans and specifications or the quality of workmanship or the compliance of such alteration with applicable law. Tenant shall pay the entire cost of the alteration and, if requested by Landlord, and if such cost shall exceed $25,000, Tenant shall deposit with Landlord prior to the commencement of the alteration, the full cost of such improvement in form and amount required by Landlord and/or its lender. As construction is completed, Tenant may direct Landlord to disburse such sums from said deposit based upon Landlord's architect's or engineer's certification of the percentage of completion. All costs of the foregoing shall be borne by Tenant.

      8.02 All Tenant's Changes shall at all times comply with laws, orders and regulations of governmental authorities having jurisdiction thereof, and all rules and regulations of Landlord, and Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of Tenant's Changes and for final approval thereof upon completion, and shall cause Tenant's Changes to be performed in compliance therewith and with all applicable requirements of insurance bodies, and in good and first class workmanlike manner, using materials and equipment of at least first class quality. Throughout the performance of Tenant's Changes, Tenant, at its expense, shall carry, or cause to be carried, worker's compensation insurance in statutory limits, and general liability insurance for any occurrence on, in or about the Demised Premises, of which Landlord, managing agent and any mortgagee shall be named as parties insured, in such limits as Landlord may reasonably prescribe (but not less than those specified in Article 11), with insurers admitted to do business in the State of New York having a rating of no less than "A/10" in the most current edition of Bests Key Rating Guide. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect at or before the commencement of Tenant's Changes and, on request, at reasonable intervals thereafter during the continuance of Tenant's Changes. No Tenant's Changes shall involve the removal of any fixtures, equipment or other property in the Demised Premises, unless such fixtures, equipment or other property shall be promptly replaced, at Tenant's expense and free of superior title, liens and claims, with fixtures, equipment or other property (as the case may be) of like utility and at least equal value acceptable to Landlord (which replaced fixtures, equipment or other property shall thereupon become the property of Landlord), unless Landlord shall otherwise expressly consent in writing.

      8.03 Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant's Changes which shall be issued by the appropriate department of the municipality where the Building is located or any other public authority having or asserting jurisdiction. Upon completion of any Tenants Changes, Tenant shall promptly furnish Landlord with sworn owner's and contractor's statements and full and final waivers of lien covering all labor and materials included in such Tenant's Changes. Tenant shall not permit any mechanics lien to be filed against the Building, or any part thereof, arising out of any Tenant's Changes performed, or alleged to have been performed, by or on behalf of Tenant. Tenant shall defend, indemnify and save harmless Landlord against any and all mechanics and other liens in connection with Tenant's Changes, repairs or installations, including but not limited to the liens of any conditional sales of, or chattel mortgages upon, any materials, fixtures, or articles so installed in and constituting part of the Demised Premises and against all costs, attorney's fees, fines, expenses and liabilities reasonably incurred in connection with any such lien, conditional sale or chattel mortgage or any action or proceeding brought thereon. Tenant, at its expense, shall commence the necessary proceedings to procure the satisfaction or discharge of all such liens within ten (10) days of the filing of such lien against the Demised Premises or the Building and shall, within the minimum time period possible under the laws of the State of New York, cause such lien to be discharged. If Tenant shall fail to comply with the foregoing requirements within the aforesaid time periods, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings. If Landlord is required to make any repairs or perform any maintenance or do any work of any nature whatsoever with respect to Tenant's Changes, then Tenant shall pay to Landlord immediately upon demand the cost of any such repairs or maintenance as Additional Rent. However, nothing herein shall be construed to impose a duty on Landlord to mitigate its damages by undertaking any repair which is Tenant's obligation.

                                    ARTICLE 9

                                Personal Property

      9.01 All fixtures, equipment, improvements and appurtenances attached to or built into the Demised Premises at the Commencement Date or during the Term, whether or not by or at the expense of Tenant, shall be and remain a part of the Demised Premises, shall be deemed the property of Landlord and shall not be removed by Tenant except as hereinafter in this Article expressly provided. Tenant shall remove all of Tenant's medical equipment and accessories, machines and trade fixtures (including, without limitation, all medical equipment or machines bolted to the floor) on the Expiration or earlier termination of this Lease, provided that it restore the Demised Premises as provided in Article 19 hereof.

      9.02 All items of Personal Property, or of the type or nature similar to items of Personal Property, may be used by Tenant and, if consumable, consumed by Tenant in the operation of the Demised Premises for the permitted use. If Tenant desires to replace any non-consumable items of Personal Property, it may do so subject to Landlord's prior written consent which Landlord shall not unreasonably withhold or delay, provided that Tenant shall replace such items with others of at least equal quality and value.

                                   ARTICLE 10

                            Repairs and Maintenance

      10.01 Tenant shall, at all times during the Term, at its sole cost and expense, maintain the Demised Premises in good first class order and shall provide all cleaning and janitorial service to the Demised Premises, including among other things the cleaning of exterior windows, necessary to maintain the same in such first class order. Tenant, at Tenant's sole cost and expense, shall make all necessary repairs to the Demised Premises, of whatever nature other than structural repairs referred to below, including but not limited to interior and exterior, extraordinary as well as ordinary, foreseen or unforeseen, and will keep all improvements and the fixtures, machinery and equipment located in or on the Demised Premises, or servicing the same and every part thereof in good first class order and repair. Tenant shall be solely responsible for the maintenance, repair and/or replacement of any computer, communications, plumbing fixtures, heating, ventilating and air conditioning units and similar equipment installed by Tenant or at its request, whether or not located in the Demised Premises. Landlord shall have no duty whatsoever to make any repairs to the Demised Premises, or to the fixtures, machinery and equipment located thereon or serving the same, during the Term of this Lease or any Option Term thereof. Landlord shall make structural repairs to the Building and the Demised Premises which in its reasonable judgement are necessary, and the same shall be added to Landlord's Costs of Operation. If any part of the Demised Premises shall be damaged solely by the negligence of the Landlord, its agents or employees, then Landlord shall repair such damage at its sole cost and expense.

      10.02 In the event Tenant defaults in making any repairs to, or maintenance of, the Demised Premises and, at its option, Landlord elects to make such repairs (at the expense of Tenant and subject to any other terms of this Lease) during Tenant's continued occupancy of the Demised Premises (which election shall not waive any other rights Landlord may have hereunder, including, but not limited to, the right of eviction), Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption or injury to Tenant's business arising from Landlord making said repairs. Tenant shall pay to Landlord, immediately upon demand, and as Additional Rent, the cost of any repairs or maintenance performed by Landlord which are the responsibility of Tenant under this Lease. Nothing contained in this paragraph shall be construed to impose upon Landlord any duty to mitigate damages which might be incurred by it.

      10.03 When used in this Lease the term "repair" shall be deemed to include restoration and replacement as may be necessary to achieve and/or maintain good working order and condition consistent with comparable buildings in the Mount Kisco, New York area.

                                   ARTICLE 11

                                    Insurance

      11.01 Tenant, at its own cost and expense, shall procure and maintain for the mutual benefit of, and naming Landlord, Landlord's Managing Agent, Landlord's mortgagee and Tenant, commercial general liability insurance in an amount not less than $10,000,000 combined single limit of liability, on an occurrence basis, for bodily injury, death and property damage arising out of any one occurrence occurring in, upon, adjacent, or connected with the Demised Premises or any part thereof and, from time to time during the Term, for such higher limits, if any, as are currently carried with respect to similar properties in the area where the Demised Premises are located.

      11.02 (A) Tenant at its own cost and expense, during the Term, shall keep the leasehold improvements on the Demised Premises together with all other betterments and improvements forming part of the Demised Premises, and all personal property including without limitation, all machinery and equipment, whether or not attached to or affixed to the Building ("Tenant's Assets"), insured against loss or damage by fire and such other risks as are from time to time customarily included in the broad form of extended coverage endorsements (commonly known as "all risk" endorsements) attached to the fire insurance policies in the State of New York, with insurers admitted to do business in the State of New York having a rating of no less than "A/10" in the most current edition of Bests Key Rating Guide, in an amount sufficient to prevent the assured from becoming a co-insurer within the terms of the applicable policies, but in any event in an amount not less than one hundred (100%) percent of the full replacement cost of Tenant's Assets.

            (B) The term "replacement cost" shall mean the full cost of repair or replacement of Tenant's Assets, without deduction for depreciation.

            (C) If Landlord claims that the amount of fire insurance carried by Tenant is not sufficient to cover the replacement cost of Tenant's Assets as from time to time existing, then Tenant, at the request of Landlord, shall obtain a written appraisal of the insurance company or companies underwriting the risk or of a party acceptable to such company or companies and the replacement cost as given in said appraisal shall be deemed the replacement cost of the Tenant's Assets.

            11.03 Tenant shall also provide, at Tenant's sole cost and expense
      (i) insurance
protecting Landlord and Managing Agent against any and all lost Rents and Additional Rents under this Lease (fixed, additional or otherwise) for a period of one (1) year as a result of any injury or damage to the Demised Premises or the Building, and (ii) insurance covering all plate glass in the Demised Premises.

      11.04 (A) All insurance required under this Article 11 shall name as an insured thereunder and as loss payee, Landlord (and, if requested by Landlord, Landlord's mortgagee) and Landlord's Managing Agent, and shall be in form reasonably satisfactory to Landlord, shall contain agreements by the insurer, without disclaimers and with waiver of subrogation, that the policy shall not be subject to cancellation, termination or change except after at least 30 days' prior written notice to Landlord, Landlord's Managing Agent, and Landlord's mortgagee, shall be issued by an insurance company or companies reasonably satisfactory to Landlord, qualified to do business in the State of New York, and shall provide that the act or omission of one insured shall not invalidate the policy as to any other insured. All policies required pursuant to this Article 11, or duly executed certificates for the same, shall be deposited with Landlord and Managing Agent not less than 10 days prior to the commencement of the Term and any Option Term and upon renewals of said policies not less than 30 days prior to the expiration of the term of such coverage. All such policies or certificates shall be delivered together with satisfactory evidence of the payment of the premium therefor when such payment is due.

            (B) There shall be maintained deductibles in such amounts as Tenant shall reasonably determine but in no event in excess of $5,000 with respect to property insurance and $10,000 with respect to liability insurance.

            (C) All dividend and return premiums on each policy furnished by the Tenant shall belong to Tenant. If at any time Tenant shall neglect to effect the insurance required hereby, the Landlord may procure such insurance as the agent of the Tenant, and the amount of the premiums paid for such insurance by Landlord shall become immediately due from the Tenant as Additional Rent.

            (D) Only Landlord and/or Landlord's mortgagee shall be authorized to settle any claims resulting from destruction or damage to Tenant's Assets or the Demised Premises, but Landlord shall consult with Tenant in connection therewith. The foregoing notwithstanding, Tenant shall be permitted to negotiate adjustment of insurance claims regarding medical equipment provided that any shortfall between the amount of the recovery and the actual cost to replace such equipment shall be paid for by Tenant.

      11.05 Landlord shall insure the Building against damage or destruction by fire or other casualties under a policy of insurance, including broad form, extended coverage "all risk" endorsements. Said insurance shall be in an amount equal to not less than one hundred (100%) percent of the full insurable replacement value of the Building and may contain a deductible in such amount, as Landlord determines after consultation with Tenant, provided, however, (a) in the event the Demised Premises shall be damaged by fire or other cause, Tenant shall be responsible for, and shall pay to Landlord, as Additional Rent, the amount of the deductible and (b) if Tenant shall notify Landlord that it objects to the amount of the deductible, then Landlord shall cause the insurance to be amended to eliminate the deductible. From time to time, Landlord may, in its sole discretion increase or add to the amounts and types of coverage consistent with community standards.

                                   ARTICLE 12

           Subordination, Attornment, Notice to Lessor and Mortgagees

      12.01 This Lease, and all rights of Tenant hereunder, are and shall be (a) subject and subordinate in all respects to all present and future ground leases, over-riding leases and underlying leases and/or grants of term of the Real Property and/or the Building in which the

Demised Premises shall be located( "superior leases"), (b) subject and subordinate to all mortgages and building loan agreements, which may now or hereafter affect the land and/or the Building and/or any superior leases, (c) at the option of the holder of the first mortgage on the Building, subordinate to the first mortgage thereon, and (d) if consented to by such holder of the first mortgage, at the option of the holder of any junior or secondary mortgages, subordinate to such junior or secondary mortgages (any of which mortgages referred to in clauses (b), (c) and (d) hereof, whether or not subordinate, are herein referred to as "superior mortgages"), whether or not the superior leases or superior mortgages shall also cover other lands and/or buildings, and the foregoing shall extend to each and every advance made or hereafter to be made under the superior mortgages, and to all renewals, modifications, replacements and extensions of the superior leases and superior mortgages and spreaders, consolidations and modifications of the superior mortgages. This Section shall be self-operative (after the holder of any superior mortgages exercises its option or grants its consent, as above provided) and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall within 10 days after receipt thereof execute and deliver at its own cost and expense any instrument, in recordable form, if required, that Landlord, the lessor of any superior lease or the holder of any superior mortgage or any of their respective successors or prospective successors in interest may request to evidence such subordination. If Tenant fails to execute any such instrument within said 10-day period, (a) such failure shall, at Landlord's sole election, constitute a material default by Tenant under this Lease and, in such event, Tenant agrees to pay as liquidated damages, in addition to all other remedies available to Landlord, an amount equal to $100 per day for each day that Tenant fails to deliver such certificate to Landlord after the expiration of such 10-day period and (b) Tenant irrevocably appoints Landlord as its attomey-in-fact, in Tenant's name, to execute such instrument.

      Tenant agrees without further instruments of attornment in each case, to attorn to lessor under any superior lease, or to the holder of any superior mortgage or any successor to such holder's interest, upon such holder's or successor's request, as the case may be, to waive the provisions of any statute or rule or law now or hereafter in effect which may give or propose to give Tenant any right of election to terminate this Lease or to surrender possession of the Demised Premises in the event a superior lease is terminated or a superior mortgage is foreclosed, and that unless and until said lessor, or holder, as the case may be, shall elect to terminate this Lease, Tenant's obligations under this Lease shall not be affected in any way whatsoever by any such proceeding or termination (it being understood, however, that such holder or successor in interest shall under no circumstances be bound by any payment of rent for more than one month in advance, except for the Security Deposit, if any, or be bound by any amendment or modification of the Lease without the consent of such holder or successor in interest), and Tenant shall take no steps to terminate this Lease without giving written notice to said lessor under the superior lease, or holder of a superior mortgage, and a reasonable opportunity to cure (without such lessor or holder being obligated to cure), any default on the part of the Landlord under this Lease. In confirmation of such attornment, Tenant shall within 10 days execute and deliver at its own cost and expense any instrument, in recordable form, if required, that Landlord, the lessor of any superior lease or the holder of any superior mortgage or any of their respective successors in interest may request to evidence such attornment. If Tenant fails to execute any such instrument within said 10-day period, (a) such failure shall constitute a material default by Tenant under this Lease and, in such event, Tenant agrees to pay as liquidated damages, in addition to all other remedies available to Landlord, an amount equal to $100 per day for each day that Tenant fails to deliver such certificate to Landlord after the expiration of such 10-day period and (b) Tenant irrevocably appoints Landlord as its attorney-in-fact, in Tenant's name, to execute such instrument.

                                   ARTICLE 13

                       Assignment, Mortgaging, Subletting

      13.01 Neither this Lease nor the Term or Option Term and estate hereby granted, nor any part hereof or thereof, nor the interest of Tenant in any sublease or the rentals thereunder, shall be assigned, mortgaged, pledged, encumbered or otherwise transferred by Tenant by operation of law or otherwise, and neither the Demised Premises nor any part thereof, shall be encumbered in any manner by reason of any act or omission on the part of Tenant or anyone claiming under or through Tenant, or shall be sublet or be used or occupied or permitted to be used or occupied by anyone other than Tenant or for any purpose other than as permitted by this Lease, except as expressly otherwise provided in this Article. Subject to the consent of Landlord's mortgagee, and except as hereafter specified, Tenant may sublet and/or assign all, but not less than all of the Demised Premises with the express prior written consent of Landlord, which consent shall not be unreasonably withheld. The foregoing notwithstanding, Tenant shall not sublet the Demised Premises to any current tenant of the Building or any prospective tenant which shall have dealt with Landlord, directly or indirectly, within six (6) months preceding such sublease. If Tenant shall sublease the Demised Premises and pursuant to such sublease, Tenant shall be entitled to receive rental or any other form of compensation for the use and occupancy or operation of the Demised Premises which is in excess of the Rent and Additional Rent to be paid by Tenant to Landlord under this Lease, Tenant shall remit to Landlord 50% of such excess on the first day of each month during the duration of such sublease. Any failure of Tenant to remit such sum when due shall constitute a default by Tenant in the payment of rental hereunder.

      13.02 If this Lease be assigned, whether or not in violation of the provisions of this Lease, Landlord may collect rent from the assignee. If the Demised Premises or any part thereof be sublet or be used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may after default by Tenant, and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the rents herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 13.01, or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this Lease. The consent by Landlord to assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, mortgaging, or subletting or use or occupancy by others not expressly permitted by this Article. Tenant agrees to pay to Landlord reasonable counsel fees incurred by Landlord in connection with any proposed assignment of Tenant's interest in this Lease or any proposed subletting of the Demised Premises or any part thereof (including, without limitation, the preparation and/or review of any and all documents in connection with any rights under this Article 13) whether or not such transaction is concluded.

      13.03 Anything contained in the this article to the contrary notwithstanding, Tenant may sublet all or any portion of the Demised Premises to NY Radiation Therapy Management Services, Inc. and to Westchester MRI Specialists P.C., provided Tenant is and remains directly or indirectly the sole owner of each of them or an affiliate and Tenant fully complies with the provisions of Article 13.04, below. The parties hereto acknowledge that the Landlord has a unique interest in the identity and nature of any occupant in the Building, and, therefor, notwithstanding any law or rule of law to the contrary, Landlord may withhold its consent to any particular subtenant (other than those named above) as well as any sublease of the entire Demised Premises, in its sole and absolute discretion, subject only to those laws relating to unlawful discrimination. Without limiting the generality of the foregoing, and except for the corporations named above, so long as the Mt. Kisco Medical Group P.C, ("MKMG") or its successors or assigns shall conduct a medical practice having more than twenty physicians in the Town and Village of Mt. Kisco, the Demised Premises shall not be used by: a medical management services or similar organization which provides management or administrative services to physician practices ("MSO"); a physician practice management company which provides management or administrative services to physician practices ("PPMC"); any medical practice with more than three physicians; any medical practice which is part of a multi-site medical practice (e.g. a "group without walls"); or any medical practice which is a party to a management, administrative services or a similar agreement with an MSO or PPMC. The provisions of this Section to the contrary notwithstanding, the Demised Premises or any part thereof may be leased to the extent otherwise permitted herein to any of the following: any affiliate of MKMG, any medical specialty not competitive as of August 27, 1998 with MKMG, psychiatry practices, employee assistance programs, rehabilitative medicine practices, chiropractic practices, oral surgery practices, dental practices, occupational health programs, neurosurgical practices or physiatry practices.

      13.04 This Lease may be assigned or sublet to a corporation, partnership or limited liability company which is controlled and 100% owned by Tenant or under common control through representatives having not less than the full right and power to make all decisions without restriction (sometimes the foregoing is in this Lease called "affiliate"), or the Demised Premises may be sublet to a subtenant approved by Landlord in writing pursuant to this Article or named in this Article 13 so long as the Demised Premises continue to be used for the permitted use; the transfer is not principally for the purpose of transferring the leasehold estate created hereby; Tenant shall remain liable to Landlord to the full extent of this Lease; the assignee or sublessee assumes by documents satisfactory to Landlord all of Tenant's obligations to be performed under this Lease with respect to the space assigned or sublet; and subject to all of the other terms and conditions of this Lease, provided that Tenant notifies Landlord thereof within 20 days prior to the occurrence of any such event.

      13.05 If any suit be brought by anyone other than Tenant alleging that the plaintiff therein was injured by virtue of Landlord's failure or refusal to grant its consent under this Article 13, Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost, damage or expense (including all legal fees and costs) arising from such suit.

                                   ARTICLE 14

           Compliance with Laws and Requirements of Public Authorities

      14.01 Tenant shall promptly notify Landlord of any written notice it receives of the violation of, and Tenant shall comply with, any law, statute, code, rule, regulation or requirement of any Federal, State, Municipal or other public authorities which shall, with respect to the Demised Premises, or the use and occupation of any of the foregoing or the abatement of any nuisance, impose any violation, order or duty arising from (i) Tenant's or any other party's use of the Demised Premises, (ii) the manner of conduct of any business or operation of its installations, equipment or other property therein, (iii) any cause or condition created by or at the instance of Tenant or any other party, or (iv) breach of any of Tenant's obligations hereunder.

      14.02 Tenant and its employees and agents shall, at their cost and expense, faithfully observe and comply with all laws, statutes, codes, rules, regulations and requirements referred to in Section 14.01 hereof.

      14.03 The Landlord named as such in this Lease hereby represents and warrants to the Tenant named as such in this Lease that, as of the date hereof, as follows:

            A. The Landlord is not aware of any violations of law, rules or regulations, codes, ordinances or other governmental action involving use of the Demised Premises. Landlord agrees to disclose any information or knowledge it may have concerning use of the Real Property, restrictions on the Real Property or any present or future plans known to it that any governmental agency or private individual will have or may have concerning the Real Property, or the Landlord, if it has knowledge of the same.

            B. Landlord, to the best of its knowledge, warrants that neither Landlord nor any of its agents, have any knowledge of any hazardous waste or hazardous materials being placed by prior owners or tenants on the Real Property, which would be disadvantageous to construction of otherwise be considered as having hazardous waste or toxic material qualities in the opinion of any governmental agency or other jurisdiction regulating such environmental control.

            C. Landlord represents to the best of its knowledge that there are no underground gas tanks or other fuel tanks beneath the Real Property.

            D. Landlord further represents that to the best of its knowledge there have been no environmental violations on the Real Property and that it has no knowledge of any environmental problems on the Real Property.

      14.04 If Landlord shall sell or otherwise transfer all or any portion of the Real Property, no successor Landlord shall be liable to Tenant with respect to any matter or thing done or omitted to be done by the predecessor Landlord hereunder, but the predecessor Landlord shall remain liable therefore.

                                   ARTICLE 15

                                 Quiet Enjoyment

      15.01 Landlord covenants that if, and so long as, Tenant pays all of the Base Rent and Additional Rent due hereunder, and keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the Demised Premises without hindrance or molestation by Landlord or by any other person lawfully claiming the same, subject to the covenants, agreements, terms, provisions and conditions of this Lease and to any superior leases and/or superior mortgages.

                                   ARTICLE 16

                        Non-Liability and Indemnification

      16.01 Neither Landlord nor any agent or employee of Landlord shall be liable to Tenant, its employees, agents, contractors and licensees, and Tenant shall hold Landlord harmless for any injury or damage to Tenant or to any other persons for any damage to, or loss (by theft, vandalism or otherwise) of any property of Tenant and/or of any other person, irrespective of the cause (unless caused by Landlord's negligence or that of its agents and employees) of such injury, damage or loss, including, without limitation, that caused by water regardless of its source. Landlord shall not be liable in any event for loss of, or damage to, any property entrusted to any of Landlord's employees or agents by Tenant without Landlord's specific written consent. Landlord shall not be liable for the security or physical safety of Tenant, its employees, agents or visitors, including, without limitation, after hours use of the Demised Premises, the Building or the Real Property.

      16.02 Tenant shall defend, indemnify and save harmless Landlord and its agents and employees against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable architects' and attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord and/or its agents by reason of any of the following occurring during the Term, or during any period of time prior to the Commencement Date that Tenant may have been given access to or possession of all or any part of the Demised Premises or Real Property: (a) any work or thing done in on or about the Demised Premises or the Real Property or any part thereof by or at the instance of Tenant, its agents, contractors, subcontractors, servants, employees, licensees or invitees;
(b) any negligence or otherwise wrongful act or omission on the part of Tenant or any of its agents, contractors, subcontractors, servants, employees, subtenants, licensees or invitees; (c) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises, the Building, the Real Property or any part thereof, or vault, passageway or space adjacent thereto; (d) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with, (e) storage or use on the Demised Premises of any "Hazardous Materials" or in violation of any "Environmental Laws" as those terms are defined in Exhibit C, which Exhibit is incorporated herein in its entirety. In case any action or proceeding is threatened or brought against Landlord by reason of any such claim, Tenant upon written notice from Landlord shall at Tenant's expense resist or defend such action or proceeding by counsel approved by Landlord in writing, which approval Landlord shall not unreasonably withhold. Landlord shall be entitled to participate in such defense to whatever extent it deems advisable and Tenant shall instruct counsel to provide full and complete information to Landlord immediately on request.

      16.03 Except as otherwise expressly provided herein, this Lease and the obligations of Tenant to pay Base Rent and Additional Rent hereunder and perform all of the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no wise be affected, impaired or excused for any reason whatsoever, including without limitation, because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service, express or implied, to be supplied or is unable to make or is delayed in supplying any equipment or fixtures, or if Landlord is prevented or delayed from so doing by reason of Force Majeure; provided that Landlord shall in each instance exercise reasonable diligence to effect performance when and as soon as possible.

      16.04 With respect to any parking areas, roadways and driveways on or about the Real Property or the Demised Premises used by Tenant, its personnel or visitors, such use shall be at their own risk and Landlord shall not be liable for any injury to person or property, or for loss or damage to any automobile or its contents, resulting from theft, collision, vandalism or any other cause whatsoever. Landlord shall have no obligation whatsoever to provide a guard or any other personnel or device to patrol, monitor, guard or secure any parking areas.

      16.05 The indemnities provided in this Article 16 and any other indemnities of Landlord by Tenant shall survive the expiration of the Term, the Option Term, or any termination of this Lease for any reason whatsoever.

                                   ARTICLE 17

                             Destruction and Damage

      17.01 If the Demised Premises and/or access thereto, or any part thereof, shall be damaged by fire or other cause, Tenant shall give immediate notice thereof to Landlord, and this Lease shall continue in full force and effect except as hereinafter set forth. In such event, Landlord shall, subject to compliance with the provisions of any superior mortgage or superior lease, and to its rights under Section 17.03, repair the damage and restore and rebuild the Demised Premises with reasonable diligence as nearly as may be practicable to its condition immediately prior to such damage. If the proceeds of Tenant's insurance coverage are in the opinion of Landlord insufficient to restore and rebuild the Demised Premises, Landlord's obligation to repair the damage and restore and rebuild the Demised Premises shall be subject to Tenant's payment to Landlord of such insufficiency prior to commencement of any work.

      17.02 If the Demised Premises shall be partially or totally damaged or rendered partially or totally untenantable by fire or other cause without the fault or neglect of Tenant, Tenant's employees, agents, contractors, visitors or licensees, until such repairs are made the Rent shall be apportioned according to the part of the Demised Premises which is usable by Tenant and shall be abated from the date of such damage to the date rent loss insurance shall be exhausted. However, if the proceeds of Tenant's insurance coverage are in the opinion of Landlord insufficient to restore and rebuild the Demised Premises, Landlord's obligation to repair the damage and restore and rebuild the Demised Premises shall be subject to Tenant's payment to Landlord of such insufficiency prior to commencement of any work.

      17.03 If the Demised Premises are totally or substantially damaged or are rendered wholly or substantially untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the Building shall be so damaged that Landlord shall decide to demolish it or not to rebuild it (whether or not the Demised Premises have been damaged), then in any of such events Landlord may, within one hundred twenty (120) days after the occurrence of such casualty, give Tenant notice of such decision, and thereupon the Term of this Lease shall expire upon the date set forth in such notice as fully and completely as if such date were the Expiration Date of this Lease. Tenant shall then forthwith quit, surrender and vacate the Demised Premises. Such termination and surrender shall be without prejudice to Landlord's rights and remedies against Tenant under the Lease provisions in effect prior to such termination, and the Rent reserved hereunder shall be apportioned as of such date if not earlier abated pursuant to Section 17.02.

      17.04 Unless Landlord shall serve a termination notice as provided for in
Section 17.03 hereof, Landlord shall make the repairs and restorations as above-described, with all reasonable expedition subject to delays due to adjustment of insurance claims and Events of Force Majeure. No damages, compensation or claims shall be payable by Landlord for delay, inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building.

      17.05 For purposes of this Article 17, casualty damage which Landlord is responsible to repair shall not be deemed to include damage caused by vandalism, unknown cause or other act not normally covered under fire and extended coverage insurance policies applicable to office buildings in the area in which the Building is located.

      17.06 The provisions of this Article shall be considered an express agreement governing any case of damage or destruction of the Demised Premises by fire or other casualty, and any laws now or hereinafter in force providing for such a contingency in the absence of an express agreement shall have no application in such case.

      17.07 Notwithstanding any of the foregoing provisions of this Article, if Landlord or the lessor of any superior lease or the holder of any superior mortgage shall be unable to collect all of the insurance proceeds applicable to damage or destruction of the Demised Premises or the Building by reason of some action or inaction on the part of Tenant or any of its employees, agents or contractors, then, without prejudice to any other remedies which may be available against Tenant, the abatement of Tenant's rent provided for in this Article shall not be effective to the extent of the uncollected insurance proceeds.

                                   ARTICLE 18

                          Eminent Domain; Condemnation

      18.01 In the event that the Real Property, Building, or any part of the Demised Premises, shall be taken in condemnation proceedings or by the exercise of any right of eminent domain or by agreement between any superior lessors and lessees and/or Landlord on the one hand and any governmental authority authorized to exercise such right on the other hand, Landlord shall be entitled to collect from any condemnor the entire award or awards that may be made in any such proceeding without deduction therefrom for any estate hereby vested in or owned by Tenant, to be paid out as in this Article provided. Tenant hereby expressly assigns to Landlord all of its right, title and interest in or to every such award and also agrees to execute any and all further documents that may be required in order to facilitate the collection thereof by Landlord.

      18.02 At any time during the Term if title to the whole or a substantial portion of the Real Property, the Building or Demised Premises shall be taken in condemnation proceedings or by the exercise of any right of eminent domain or by agreement between any superior lessors and lessees and/or Landlord on the one hand and any governmental authority authorized to exercise such right on the other hand, at Landlord's option, this Lease shall terminate and expire on the date of such taking and the Base Rent and Additional Rent provided to be paid by Tenant shall be apportioned and paid to the date of such taking.

      18.03 Either party may elect to terminate this Lease if the Demised Premises shall be reduced by more than 20% by notice of such election to the other party given not later than thirty (30) days after (i) notice of such taking is given by the condemning authority, or (ii) the date of such taking, whichever occurs later. Upon the giving of such notice this Lease shall terminate on the date of service of such notice and the Base Rent and Additional Rent due and to become due, shall be prorated and adjusted as of the date of the taking. If both parties fail to give such notice upon such partial taking, and this Lease continues in force as to any part of the Demised Premises not taken, the rents apportioned to the part taken shall be prorated and adjusted as of the date of taking and from such date the Base Rent and Additional Rent shall be reduced to the amount apportioned to the remainder of the Demised Premises.

      18.04 Notwithstanding the foregoing provisions of this Article and subject to the interests of any mortgagee or lessor or grantor under any superior mortgage or superior lease, Tenant shall be entitled to appear, claim, prove and receive in the proceedings relating to any taking mentioned in the preceding Sections of this Article, such portion of each award made therein as represents any moving or relocation expenses to which Tenant may be entitled, and any special awards or allowances provided by law to Tenants whose space has been taken by eminent domain, so long as the foregoing does not reduce Landlord's award and does not include the value of the leasehold estate which shall belong to Landlord.

      18.05 In the event of any such taking of all or any part of the Demised Premises which does not result in a termination of this Lease, subject to compliance with the provisions of any superior mortgage and superior lease, Tenant (or Landlord as and to the extent provided in Article 17 hereof as if damage and destruction covered thereby were involved) shall proceed with reasonable diligence to repair, alter and restore the remaining part of the Demised Premises to substantially the same condition as it was in immediately prior to the date of such taking to the extent that the same may be feasible, so as to. constitute a Tenantable Demised Premises.

                                   ARTICLE 19

                                   Surrender

      19.01 On the last day of the Term, or the Option Term if in effect, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Demised Premises, Tenant shall quit and surrender the Demised Premises to Landlord broom clean, in good order, condition and repair except for ordinary wear and tear and damage by fire or other insured casualty, restored as provided in Section 8.01, if applicable.

      19.02 Prior to such surrender, Tenant shall (a) remove any Tenant's property not part of the personal property as otherwise provided herein, including, without being limited to, all of Tenant's machinery, equipment, medical equipment and machines bolted to the floor and such fixtures as Landlord shall designate, whether or not previously deemed to be the property of Landlord, (b) at Landlord's request, repair any damage and make any replacements to the Building or the Demised Premises resulting from or necessitated by such removal, and restore those parts of the Demised Premises from which the removal referred to in subparagraph (a) above occurred, to a condition which will be suitable for non-specialized medical office use, and (c) Tenant shall restore the Demised Premises including, without limitation, any floor space area which may have been removed in order to accommodate Tenant's needs, the Demised Premises to be restored to that state or condition as shall be useable for non-specialized, medical office use. If Tenant shall fail to perform as provided in this Section 19.02 hereof, Landlord shall have the right (but not the obligation) to do so at Tenant's cost and expense, without further notice or demand upon Tenant, and Tenant shall indemnify Landlord against all loss or liability resulting therefrom, including without limitation, any delay in granting occupancy of the Demised Premises to a future occupant, and, at Landlord's option, Tenant shall be deemed a Tenant "at will" until compliance with the removal, repair and restoration provisions of this Section 19.02 hereof has fully been satisfied.

      19.03 Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any loss, cost, liability, claim, damage, fine, penalty and expense, including reasonable attorneys' fees and disbursements, resulting from delay by Tenant in surrendering the Demised Premises upon the termination of this Lease as provided in this Article 19, including without limitation, any claims made by any succeeding Tenant or prospective Tenant-based upon such delay.

      19.04 In the event Tenant remains in possession of the Demised Premises for a period of more than sixty (60) days after the termination of this Lease without the execution by Landlord and Tenant of a new Lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Demised Premises as a Tenant "at will", at a monthly rental equal to two times the Base Rent and Additional Rent payable during the last month of the Term or any Option Term, subject to all of the other terms of this Lease insofar as the same are applicable to an at will tenancy, and without in any way whatsoever waiving the provisions of Section 19.03 hereof. In the event of any holdover of less than sixty (60) days, Tenant shall pay Landlord Rent and Additional Rent at the rate in effect during the last month of the Term or any Option Term.

                                   ARTICLE 20

                            Conditions of Limitation

      20.01 This Lease and the Term and estate hereby granted are subject inter alia to the limitation that whenever Tenant shall make an assignment for the benefit of creditors, or shall file a voluntary petition under any bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency is filed against Tenant, or whenever a petition shall be filed by or against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or any future federal bankruptcy act or other present or future applicable federal, state or other statute or law, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or whenever a permanent or temporary receiver of Tenant or of, or for, the property of Tenant shall be appointed, or if Tenant shall plead bankruptcy or insolvency as a defense in any action or proceeding, then, Landlord, (a) at any time after receipt of notice of the occurrence of any such event, or (b) if such event occurs without the acquiescence of Tenant, at any time after the event continues for 45 days, may give Tenant a notice of intention to end the Term at the expiration of five (5) days from the service of such notice of intention, and upon the expiration of said five (5) day period this Lease and the Term and estate hereby granted, whether or not the Term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided as in Article 22.

      20.02 This Lease and the Term and estate hereby granted are subject to the further limitation that, (a) whenever Tenant shall default in the payment of any installment of Base Rent, or in the payment of any Additional Rent, on any day upon which the same shall be due and payable, or (b) whenever Tenant shall do or permit anything to be done, whether by action or inaction, contrary to any of Tenant's obligations hereunder, other than the payment of rent, and if such situation shall continue and shall not be remedied by Tenant within fifteen (15) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a happening or default which cannot with due diligence be cured within a period of fifteen (15) days and the continuance of which for the period required for cure will not subject Landlord to the risk of criminal liability or termination of any superior lease or foreclosure of any superior mortgage, if Tenant shall not duly institute within such fifteen (15) day period and promptly and diligently prosecute to completion all steps necessary to remedy the same, or, (c) whenever any event shall occur or any contingency shall arise whereby this Lease or any interest therein or the estate hereby granted or any portion thereof or the unexpired balance of the Term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by Article 13, or (d) whenever Tenant shall abandon the Demised Premises, or a substantial portion of the Demised Premises shall remain vacant for a period of ten (10) consecutive days unless such vacancy arises as a result of a casualty; then in any such event covered by subsections a, b, c or d of this Section 20.02 at any time thereafter, Landlord may give to Tenant a notice of intention to end the Term of this Lease at the expiration of three (3) days from the date of the service of such notice of intention, and upon the expiration of said three (3) days this Lease and the Term and estate hereby granted, whether or not the Term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in
Article 22.

                                   ARTICLE 21

                   Re-Entry by Landlord - Default Provisions

      21.01 If this Lease shall terminate for any reason whatsoever, Landlord or Landlord's agents and employees may, without further notice, immediately or at any time thereafter, enter upon and re-enter the Demised Premises, or any part thereof, and possess or repossess itself thereof either by summary dispossess proceedings, ejectment or by any suitable action or proceeding at law, or by agreement, or otherwise, and may dispossess and remove Tenant and all other persons and property from the Demised Premises without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that Landlord may have, hold and enjoy the Demised Premises and the right to receive all rental income again as and of its first estate and interest therein. In the event of any termination of this Lease under the provisions of Article 20 or re-entry under this Article by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the Base Rent and Additional Rent due up to the time of such termination of this Lease or of such recovery of possession of the Demised Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 22.

      21.02 In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

      21.03 Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

                                   ARTICLE 22

                                    Damages

      22.01 If this Lease is terminated under the provisions of Article 20, or if Landlord shall re-enter the Demised Premises under the provisions of Article 21 or in the event of the termination of this Lease, or of re-entry by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord as damages, at the election of Landlord, either,

            (a) on demand, a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the excess of (1) the aggregate of the Base Rent and the Additional Rent payable hereunder which would have been payable by Tenant (conclusively presuming the Additional Rent to be the same as was payable for the year immediately preceding such termination) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the expiration of the Term, had this Lease not so terminated or had Landlord not so re-entered the Demised Premises, over (2) the aggregate rental value (calculated as of the date of such termination or re-entry) of the Demised Premises for the same period, or,

            (b) sums equal to the Base Rent and the Additional Rent (as above presumed) payable hereunder which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Demised Premises, payable quarterly but otherwise upon the terms therefor specified herein following such termination or such re-entry and until the expiration of the Term, provided, however, that if Landlord shall relet the Demised Premises or any portion or portions thereof during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the expenses of reletting, including altering and preparing the Demised Premises or any portion or portions thereof for new Tenants, brokers commissions, advertising expenses, attorneys, fees' and all other expenses properly chargeable against the Demised Premises and the rental therefrom; it being understood that any such reletting may be for a period shorter or longer than the remaining Term of this Lease, but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this Subsection to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment shall be made of the rent received from such reletting and of the expenses of reletting.

      If the Demised Premises or any part thereof be relet by Landlord for the unexpired portion of the Term, or any part thereof, before presentation of proof of such damages to any court, commission, or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Demised Premises, or part thereof, so relet during the term of the reletting. Landlord however shall in no event and in no way be responsible or liable for any failure to relet the Demised Premises or any part thereof or for failure to collect any rent due upon any such reletting.

      22.02 Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term would have expired if it had not been so terminated under the provisions of Article 20, or under any provision of law, or had, Landlord not re-entered the Demised Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder or otherwise on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of the termination of this Lease or re-entry on the Demised Premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in Section 22.01.

      22.03 Anything in this Lease to the contrary notwithstanding, if Tenant shall at any time be in default hereunder, and if Landlord shall institute an action or summary proceeding against Tenant based upon such default, or if such default results from non-payment of Base Rent or Additional Rent whether or not such an action or proceeding is instituted, or if Tenant requests Landlord to review or execute documents (including, without limitation, any sublease or occupancy documents) in connection with this Lease, or otherwise if it is reasonably prudent for Landlord to contact counsel, then Tenant shall reimburse Landlord, as Additional Rent, for the expense of attorneys' fees and disbursements thereby incurred by Landlord.

                                   ARTICLE 23

                                     Waivers

      23.01 Tenant, for itself, and on behalf of any and all persons claiming through or under

Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege so far as is permitted by law, which they or any of them might have under or by reason of any present or future law, of the service of any notice of intention to re-enter and also waives any and all right of redemption or re-entry or repossession in case Tenant shall be dispossessed or ejected by process of law or in case of re-entry or repossession by Landlord or in case of any expiration or termination of this Lease as herein provided.

      23.02 Tenant waives Tenant's rights, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

      23.03 Except to the extent that a mandatory counterclaim is involved, Tenant waives Tenant's rights, if any, to assert a counterclaim in any summary proceeding brought by Landlord against Tenant for non-payment of rent or Additional Rent, and Tenant agrees to assert any such claim against Landlord only by way of a separate action or proceeding.

      23.04 To the extent permitted by applicable law, Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Demised Premises, or any emergency or other statutory remedy with respect thereto.

                                   ARTICLE 24

                        No Other Waivers or Modifications

      24.01 The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the agreements, terms, covenants, conditions or obligations of this Lease, or to exercise any right, remedy or election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. No executory agreement hereafter made between Landlord and Tenant shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such executory agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge or termination or effectuation of the abandonment is sought.

      24.02 The following specific provisions of this Section shall not be deemed to limit the generality of the foregoing provisions of this Article:

      (a) No agreement to accept a surrender of all or any part of the Demised Premises shall be valid unless in writing and signed by Landlord. The delivery of keys to an employee of Landlord or of its agent shall not operate as a termination of this Lease or a surrender of the Demised Premises. If Tenant shall at any time request Landlord to sublet the Demised Premises for Tenant's account, Landlord or its agent is authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord of any liability for loss or damage to any of Tenant's Property in connection with such subletting.

      (b) The receipt or acceptance by Landlord of rents with knowledge of breach by Tenant of any term, agreement, covenant, condition or obligation of this Lease shall not be deemed a waiver of such breach.

      (c) No payment by Tenant or receipt by Landlord of a lesser amount than the correct

Base Rent or Additional Rent due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.

      (d) If, in connection with obtaining, continuing or renewing financing for which the Building, land or a leasehold or any interest therein represents collateral in whole or in part, a banking, insurance or other lender shall request modifications of this Lease as a condition of such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect to a material degree the Tenant's leasehold interest hereby created; among other items, any change in the Term or increase in the Base Rent shall be deemed material.

                                   ARTICLE 25

                            Curing Tenant's Defaults

      25.01 If Tenant shall default in the performance of any covenant, agreement, term, provision or condition herein contained, Landlord without thereby waiving such default, may perform the same for the account and at the expense of Tenant without notice in case of emergency and in any other case if such default continues after three days from the due date of the giving by Landlord to Tenant of written notice of intention so to do. Bills for any reasonable and necessary expense incurred by Landlord in connection with any such performance by Landlord for the account of Tenant, and reasonable and necessary bills for all costs, expenses and disbursements, including (without being limited to) reasonable counsel fees, incurred in collecting or endeavoring to collect the Base Rent or Additional Rent or other charge or any part thereof or enforcing or endeavoring to enforce any rights against Tenant under or in connection with this Lease, or pursuant to law, shall be payable by Tenant within three (3) days of notice to Tenant and if not paid when due, the amounts thereof shall immediately become due and payable as Additional Rent under this Lease together with interest thereon at the lesser of the maximum rate permitted by law or the rate of three percent (3 %) per month or portion thereof from the date the said bills should have been paid in accordance with their terms.

                                   ARTICLE 26

                          Notices - Service of Process

      26.01 Any notice, statement, demand, request or other communication required or permitted pursuant to this Lease or otherwise shall be in writing and shall be deemed to have been properly given if addressed to the other party at the address hereinabove set forth, and (a) if sent to such address by (i) registered or certified United States mail, return receipt requested, postage prepaid, or (ii) United States Express Mail or private, reputable overnight courier, charges prepaid, or (b) if personally delivered to such address to an officer, partner or other authorized representative of the other party, receipt requested, then in any of such events referred to in clauses (a) and (b) above, notice shall be deemed to have been given, rendered or made upon such delivery, or if rejected, when delivery was attempted. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demands or other communications intended for it. Notice given by counsel for either party shall be deemed valid if addressed and sent as aforesaid.

      26.02 Tenant shall give notice to Landlord (and to the holder of any superior lease and superior mortgage of which Tenant has notice) promptly after Tenant learns thereof, (i) of any accident in or about the Demised Premises or the Building, (ii) of all fires in the Demised

Premises, (iii) of all damages to or defects in the Demised Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which Landlord might be responsible or which constitutes Landlord's property, and (iv) of all damage to or defects in any parts or appurtenances of the Building's sanitary, electrical, heating, ventilating, air conditioning, elevator and other systems located in or passing through the Demised Premises.

                                   ARTICLE 27

                        Estoppel Certificate, Memorandum

      27.01 Tenant agrees, at any time and from time to time, as requested by Landlord, or the holder of any superior lease or superior mortgage, upon not less than ten (10) days' prior notice, to execute and deliver without cost or expense to the Landlord a statement prepared by Landlord or such holder certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Base Rent and Additional Rent have been paid, and stating whether or not, to the best knowledge of Tenant, Landlord is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the Tenant may have knowledge, specifying that Tenant shall not look to the holder of a superior lease or superior mortgage for the return of any Security Deposit to the extent that the Security Deposit has not been transferred to such holder, and specifying as to such other matters as may be reasonably requested and as are part of the standard form or request of such holder, it being intended that any such statement delivered pursuant thereto may be relied upon by any other person with whom the Landlord, or the holder of any superior lease or superior mortgage, may be dealing.

      27.02 In addition, Tenant shall furnish to Landlord annually within one hundred thirty five (135) days after the end of each of Tenant's fiscal years, financial statements certified by a corporate officer as true, complete and correct to the best of his or her knowledge and audited and prepared by an independent Certified Public Accountant, including, but not limited to, a profit and loss statement on a consolidated and consolidating basis including Tenant and affiliates.

      27.03 Tenant agrees not to record this Lease. At the request of Landlord, Landlord and Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Lease sufficient for recording, which Landlord will record. Such memorandum shall not in any circumstance be deemed to change or otherwise affect any of the obligations or provisions of this Lease.

                                   ARTICLE 28

              No Other Representations, Construction, Governing Law

      28.01 This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, lease proposals, brochures, "Representations" (meaning covenants, promises, assurances, agreements, representations, conditions, warranties, statements and understandings), and information conveyed, whether oral or in writing, between the parties hereto or their respective representatives or any other person purporting to represent Landlord or Tenant. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, and has not been induced to enter into this Lease by, any Representations, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made and executed between the parties concurrently with the execution and delivery of this Lease and shall expressly refer to this Lease, and no such Representations not so expressly herein set forth shall be used in the interpretation or construction of this Lease, and Landlord shall have no liability for any consequences arising as a result of any such Representations not so expressly herein set forth.

      28.02 If any of the provisions of this Lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

      28.03 This Lease shall be governed in all respects by the laws of the State of New York.

                                   ARTICLE 29

                                  Parties Bound

      29.01 The obligations of this Lease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party is named or referred to, except that no violation of the provisions of Article 13 shall operate to vest any rights in any successor or assignee of Tenant, and that the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article 20. However, the obligations of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building as owner or lessee thereof and in the event of such transfer said obligations shall thereafter be binding upon each transferee of the interest of Landlord herein named as such owner or lessee of the Building, but only with respect to obligations arising during the period commencing with such transfer and ending with a subsequent transfer within the meaning of this Article, and such transferee, by accepting such interest, shall be deemed to have assumed such obligations except only as may be expressly otherwise provided elsewhere in this Lease. A Lease of Landlord's entire interest in the Building as owner or lessee thereof shall be deemed a transfer within the meaning of this
Article 29.

      29.02 Tenant shall look solely to the estate and interest of Landlord, its successors and assigns, in the land and Building (or the proceeds thereof) for the collection of a judgment (or other judicial process) requiring the payment of damages or money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord (or of any partner, member, officer, director, shareholder, principal, employee or agent of Landlord) shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use and occupancy of the Demised Premises.

                                     ARTICLE

                                  30 Brokerage

      30.01 Tenant and Landlord each represent to the other that, in the negotiation of this Lease, it dealt with no broker or brokers. Each of the parties hereto hereby indemnifies the other and agrees to hold the other harmless from any and all losses, costs, damages, expenses, claims and liabilities, including, without limitation, court costs and attorneys' fees and disbursements, arising out of any inaccuracy or alleged inaccuracy of the above representation.

                                   ARTICLE 31

                            Miscellaneous Provisions

      31.01 All work that Tenant does or shall do in the Demised Premises, shall be done by contractors licensed to do business in the State of New York, and shall at all times comply with all laws and/or requirements of public authorities. Tenant, as Additional Rent, shall indemnify and hold harmless Landlord, against any loss or damage Landlord may sustain by reason of, and against, any orders, decrees, judgments, attorneys' fees and expenses resulting from, failure of Tenant to comply with the provisions hereof.

      31.02 The Article headings in this Lease and the Table of Contents prefixed to this Lease are inserted only as a matter of convenience or reference, and are not to be given any effect whatsoever in construing this Lease.

      31.03 Any provision of this Lease which requires a party not to unreasonably withhold its consent, (a) shall be read as if the word "withhold" read "withhold, delay or defer", and (b) shall never be the basis for any award of damages (unless exercised in intentional and deliberate bad faith) or give rise to a right of setoff to the other party, but shall be the basis for a declaratory judgment or specific injunction with respect to the matter in question.

      31.04 This Lease is offered to Tenant for signature with the express understanding that it shall not be binding upon Landlord unless and until Landlord shall have executed and delivered a fully executed copy to Tenant, and until the holder of any and all superior mortgages shall have approved the same.

      31.05 Notwithstanding any contrary provision of this Lease, Tenant shall not under any circumstances commence any action or proceeding or take any action based upon an alleged breach or default of this Lease by or through Landlord unless and until (a) Tenant first shall have notified Landlord thereof, specifying in detail the facts of the alleged breach or default, and (b) Landlord shall not have cured, or used due diligence to cure, said alleged breach or default within 30 days after receipt of said notice, or if such an alleged breach or default cannot with due diligence be cured within a period of thirty (30) days, if Landlord shall not duly commence such cure within such thirty (30) day period and promptly and diligently prosecute to completion all steps necessary to cure the same.

      31.06 Notwithstanding any cancellation or termination of this Lease, by expiration or otherwise, nothing herein shall be construed to release Tenant from any liability or responsibility (whether then or thereafter occurring) with respect to any acts, omissions or obligations of Tenant occurring prior to such cancellation or termination, all of which shall survive such cancellation or termination.

      31.07 Anything contained in this lease to the contrary notwithstanding, any rights not specifically conferred upon Tenant shall be reserved to Landlord, and Landlord's exercise of such rights shall not be deemed to be an eviction or disturbance of Tenants use or occupation of the Real Property and no such exercise shall create or give rise to any abatement of rent, claim for set-off or any other claim. Without limiting the generality of the foregoing, the following rights are specifically reserved to Landlord: to retain and use when appropriate circumstances shall arise keys to all doors within and into the Demised Premises; to place and maintain signs on the exterior or interior of the Building; to name one or more parts of the Building and to change such names as well as to consent to a change in any street address; when required, to make repairs, decorations, alterations, additions, or improvements, whether structural or otherwise, in and about the Building and to enter the Demised Premises temporarily, restrict access thereto and temporarily suspend services or use of common areas within the Building or on the Real Property (and Tenant shall pay Landlord for all expenses, including overtime, which may be incurred if done outside of ordinary business hours at Tenant's request); to show or inspect the Demised Premises at all reasonable times and if the Demised Premises shall be vacant, or shall have been abandoned, to prepare the Demised

Premises for reletting; to install, use and maintain within and through the Demised Premises, all pipes, conduits, wires and ducts serving the Building, or any Tenant therein, provided that such maintenance, use and or installation does not unreasonably interfere with the Tenant's use of the demised premises during normal business hours; and if Landlord shall so determine, to subdivide the Real Property as it sees fit provided Tenant shall have adequate ingress and egress to and from the Demised Premises.

      31.08 This Lease may be executed in one or more counterparts each of which shall be considered an original of this Lease.

      31.09 So long as Tenant shall occupy the Demised Premises as an office for a radiological out-patient private practice, radiation out-patient practice and services related thereto, including medical imaging, nuclear medicine and radiation treatment, Landlord shall not lease any other part of the Building for the same use. Nothing contained herein shall prohibit leasing to a physician or dentist who utilizes an xray or other equipment for incidental diagnostic purposes.

                                   ARTICLE 32

                                Security Deposit

      32.01 Tenant has deposited with Landlord the Security Deposit as security for the punctual performance by Tenant of each and every obligation of Tenant under this Lease. In the event of any default by Tenant, Landlord may apply or retain all or any part of the Security Deposit to cure the default or to reimburse Landlord for any sum which Landlord may spend by reason of the default. In the case of every such application or retention Tenant shall, on demand, pay to Landlord the sum so applied or retained which shall be added to the Security Deposit so that the same shall be restored to its original amount. If at the end of the Term Tenant shall not be in default under this Lease, the Security Deposit, or any balance thereof, shall be returned to Tenant with twenty (20) days after the Expiration Date. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither the Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                                   ARTICLE 33

                                  Tenant's Work

      33.01 The parties hereto acknowledge that it is the intention of Tenant to make alterations to the Demised Premises in order to convert such premises to a state-of-the-art radiological facility and as a full-service radiation facility, In connection with such intention, Tenant shall within 90 days of the date hereof prepare plans and specifications to convert the space from their present condition as Tenant may determine subject to the approval of Landlord which shall not be unreasonably withheld. Such plans and specifications shall include, without limitation, sprinklers and all utility systems such as gas, water, telephone, electric and HVAC systems. The choice of architects, engineers, contractors, subcontractors and any other agents or independent contractors shall be made by Tenant subject to Landlord's prior written approval. Such approval shall not be unreasonably withheld or delayed. Tenant shall obtain all such permits and approvals as shall be necessary in order to complete Tenant's Work.

      33.02 Subject to the provisions of Section 13.04, below, upon receiving Landlord's approval and upon receiving all such other approvals and permits necessary to complete the Tenant's Work for a radiological facility and as a full-service radiation facility, Tenant shall, subject to the revisions of Section promptly commence reconstruction of the Demised Premises. Tenant's Work shall be performed in compliance with all applicable federal, state, and municipal laws and the rules and regulations of the departments and bureaus having jurisdiction thereof and all such work shall be the subject of completion bonds in form and substance, and with such carriers, reasonably acceptable to Landlord. At the conclusion of Tenant's Work, Tenant shall obtain at its sole cost and expense a certificate of occupancy and all other permits and approvals necessary or appropriate authorizing the use of the Demised Premises as a full-service radiological facility.

      33.03 Tenant acknowledges that Landlord or other Tenants may be performing other construction work within the Building during the time of Tenant's Work. The parties shall coordinate their respective work effort in order to complete all such work as promptly as possible.

      33.04 Tenant shall cause Tenants plans to be prepared and shall cause Tenant's Work to be performed all at its own cost and expense and shall complete such work within twelve (12) months of the date hereof. Notwithstanding the foregoing, Tenant may elect to defer the installation of its linear accelerator or vault provided that if it shall make such election, then it shall: (a) promptly obtain all permits and approvals, other than building department approvals required for such installation, (b) finish all of the Demised Premises to the requirements of all applicable codes and regulations such that the final certificate of occupancy contemplated to be issued for the Demised Premises upon the completion of the work shall encompass and be applicable to the entirety of the Demised Premises, notwithstanding that no linear accelerator or vault of shall have been installed. Tenants Work shall be accomplished in a fashion and on a schedule which does not result in any delay in the issuance of certificates of occupancy for the Building and the Real Property or in reaching the Commencement Date. Should Tenant desire to install a linear accelerator at a later date, it shall do so in accordance with all of the terms and conditions of this Lease, including, without limitation, those provisions pertaining to non-interference with the usual business operations of any other Tenant in the Building.

      33.05 Tenant shall remove or cause its builder to remove all tools, scaffolding, unused and discarded building materials, waste, debris and rubbish of any sort in, on or about the Demised Premises within a reasonable time during and after completion of Tenant's Work. During the time of Tenant's Work, Tenant shall cause its builder to keep the Demised Premises or any portion of the Real Property used by either of them, clean, free of hazardous or unsafe conditions, and protected from the elements.

      33.06 Tenant's Work shall be subject to owners inspection and reasonable approval after completion to determine whether the same complies with the requirements set forth in this Lease and the plans and specifications approved by Landlord. Landlord shall bear no liability or responsibility arising out of its approval of the plans and specifications for Tenant's Work or the approval of Tenant's Work after completion, and such approvals shall not be deemed a waiver of any provision of this Lease.

      33.07 Prior to the Commencement Date Landlord shall permit Tenant to have access to the Demised Premises at reasonable times and upon reasonable notice to Landlord to inspect and make measurements and prepare for or perform Tenant's Work, provided that such entry shall not in Landlord's reasonable judgment interfere with other work being conducted in the Building. Landlord shall not be required to furnish electricity, heat or other utility services to Tenant during said visits or during the course of construction.

      33.08 If, prior to the Commencement Date, Tenant shall elect to place any of its fixtures or personal property in or about the Demised Premises, Landlord shall have no liability for any loss or damage to such fixtures, personal property or Building supplies including, without limitation, any and all medical equipment, unless such loss or damage results from the willful act of Landlord.

      33.09 Tenant shall install its medical equipment at such times and in such manner so is not to disturb or interrupt the activities of other Tenants in the Building nor to disturb or interrupt other construction work which may be taking place in the Building during Tenant's Work.

      33.10 Subject to the prior written consent of Landlord, Tenant, at Tenants sole cost and expense, may move the interior walls of the Demised Premises for the purposes of installation, repair, maintenance or removal of medical equipment. Such moving of walls shall not unreasonably affect utility services or plumbing and electrical lines in and to the Building or the Demised Premises and, if affected, Tenant shall as soon as practicable restore said utility services or plumbing and electrical lines to their operating condition immediately prior thereto. Tenant, at Tenants sole cost and expense, shall restore any interior walls moved pursuant to this paragraph to their condition prior to such moving and shall return all such walls to such condition as shall be equal to or better than that which existed prior to the moving.

      33.11 In connection with Tenants use of the Demised Premises, Tenant shall insure that all x-ray, nuclear medicine, radiation equipment and other machinery and equipment to be installed in the Demised Premises is installed, used and maintained in compliance with all federal, state and municipal laws, ordinances and regulations governing the installation, use and maintenance of such machinery and equipment, as well as in accordance with manufacturers suggested repair and maintenance specifications, and shall not at any time use or occupy the Demised Premises in violation of the certificate of occupancy which will be issued for the Demised Premises upon the completion of Tenant's Work or of any certificate of occupancy which may be issued at any time thereafter. In addition, Tenant shall comply with all federal, state and municipal laws, ordinances, rules and regulations regarding handling and disposal of any nuclear or other waste or by products resulting from the installation, use or maintenance of Tenants nuclear medicine and other machinery and equipment. The representations, covenants and indemnities set forth in Exhibit C are incorporated herein as if fully set forth herein at length.

      33.12 During the period in which Tenant's Work is performed, or in the event that Tenant at any time performs any construction or alteration of the Demised Premises, Tenant shall maintain builders risk insurance covering both personal injury and property damage liability as well as risks of damage and destruction during the course of any construction or alteration in such adequate amounts as shall be reasonably agreed upon by the parties. In addition, Tenant shall supply completed structures coverage reasonably agreed upon by the parties. At all times during any such period of construction, Tenant shall cause its contractors and subcontractors to maintain in effect statutory workers compensation and disability insurance and employers liability insurance in such adequate amounts as shall be reasonably agreed upon by the parties, and Tenant shall cause its contractors and subcontractors to provide Landlord with certificates of insurance showing that such coverages are in full force and effect. Tenant shall deliver to Landlord, at least 20 days prior to the time any insurance coverage provided for in this Lease is first required to be carried by Tenant, and thereafter at least 20 days prior to the expiration of any such policy, by either a duplicate original or a certificate of insurance and true copy of all policies procured by Tenant in compliance with its obligations hereunder together with evidence of payment therefor. All policies of insurance provided for in this Lease shall name Landlord, Tenant, and any holder of a mortgage or superior lease affecting the real property as additional named insureds and shall be adjusted with the insurance companies by Landlord. Except with respect to coverage for medical equipment, the proceeds of any such insurance shall be payable to Landlord.

                                   ARTICLE 34

                         Tenant's Organizational Status

      34.01 Tenant represents and warrants that Tenant is a duly formed and existing professional corporation under the laws of the state of New York, that Tenant has full right and authority to enter into this Lease and that each and every person signing on behalf of Tenant is authorized to do so. Tenant and each of its equity holders have all necessary licenses, permits, approvals and certifications necessary for the conduct of Tenant's business in the Demised Premises. Upon Landlord's request, Tenant will provide evidence satisfactory to Landlord confirming these representations.

                                   ARTICLE 35

                            Option to Extend the Term

      35.01 Tenant may, by notice to Landlord given on or before me tenth anniversary of the Commencement Date, extend the term of this Lease for the Initial Option Term (a period of five (5) years). If Tenant extends the term for the Initial Option Term, then Tenant may, by notice to Landlord given on or before the date which is eighteen (18) months prior to the expiration of the Initial Option Term, further extend this Lease for me Second Option Term (a period often (10) years). Time is of the essence. At any time, at the request of Landlord, Tenant shall execute and deliver to Landlord or its mortgagee or designee a confirmation of the Term and any Option Term in recordable form. All of the other terms and conditions of the Lease shall be applicable to the Option Term other than Base Rent, any further right to renew, and other than as may be reasonably necessary because a. renewal term rather than an original term is involved. The Base Rent for the Initial Option Term shall be increased by the percentage increase in the CPI over the rate in effect on the Commencement Date, not to exceed 30% over the amount being paid in the preceding Rent Year. If this Lease is extended for the Second Option Term, then on the 20th and 25th anniversary of the Commencement Date the Base Rent shall be again increased above the rent in effect in the preceding Rent Year on each such anniversary by one hundred twenty percent (120%) percent of the percentage increase in the CPI over the rate in effect on the Commencement Date, but without limitation or "cap". In no event shall the Base Rent be less than that in effect in the preceding Rent Year.

                                   ARTICLE 36

                                     Signage

      36.01 No sign, insignia, advertisements, object, notice, or other lettering shall be exhibited, inscribed painted or affixed by Tenant on any part of the outside or inside of the Demised Premises or the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld. In the event of the violation of the foregoing by Tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the Tenant. Interior signs and lettering on doors and directory tablet shall, if and when approved by Landlord, be inscribed, painted or affixed for Tenant by Landlord at the expense of Tenant, and shall be of a size, color and style reasonably acceptable to Landlord. Tenant shall obtain at its sole cost and expense any and all licenses or permits required for such signage and shall deliver copies thereof to Landlord.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal on the day and year first above written.

                                               LANDLORD:

WITNESS:                                       34 SOUTH BEDFORD ROAD ASSOCIATES

_________________________________              By: /s/ [ILLEGIBLE]
                                                  -----------------------
_________________________________                 General Partner

                                               TENANT:

WITNESS:                                       RADIATION THERAPY SERVICES, INC.

________________________________               By: /s/ DANIEL E. DOSORETZ
                                                  -----------------------
________________________________                  President

The foregoing is hereby approved
Tolchin & Sons Property Group, LLC.
Dated: October 29, 1999

/s/ [ILLEGIBLE]

State of New York     )

                      )ss.:

County of Westchester )

      On the 25th day of October in the year 1999 before me, the undersigned, a Notary Public in and for said State, personally appeared, [ILLEGIBLE], personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

                                                   /s/ CARMEN AMUSO

                                                     CARMEN AMUSO
                                           Notary Public, State of New York
State of New York     )                                No. 4771159
                      )ss.:                Qualified in Westchester County
County of Westchester )                    Commission Expires Sept. 30, 2000

      On the 25th day of October in the year 1999 before me, the undersigned, a Notary Public in and for said State, personally appeared Daniel Dosoretz, MD, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

                                                   /s/ CARMEN AMUSO

                                                     CARMEN AMUSO
                                           Notary Public, State of New York
                                                       No. 4771159
                                           Qualified in Westchester County
                                           Commission Expires Sept. 30, 2000

                                    EXHIBIT A

                                    Site Plan

                 TO BE ANNEXED AND INITIALED BY THE PARTIES UPON
             COMPLETION OF INITIAL ARCHITECTURAL FLOOR PLAN LAYOUT.

                                    EXHIBIT B

                            REAL PROPERTY DESCRIPTION

ALL that certain plot, piece or parcel of land situate, lying and being in the Village and Town of Mt. Kisco, County of Westchester and State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of South Bedford Road where the same is intersected by the easterly line of the premises herein described and the westerly line of lands now or formerly of the Village and Town of Mt. Kisco;

RUNNING THENCE along said lands now or formerly of the Village and Town of Mt. Kisco the following courses and distances:

1) South 24 degrees 55 minutes 55 seconds West 440.41 feet;

2) South 80 degrees 40 minutes 00 seconds West 118.69 feet;

3) South 84 degrees 21 minutes 20 seconds West 39.01 feet;

4) South 81 degrees 12 minutes 50 seconds West 67.04 feet;

5) South 82 degrees 50 minutes 00 seconds West 2.00 feet to lands now or formerly N & R Shepard and L & H Roemer and Miriam Roemer;

RUNNING THENCE along said lands of Shepard and Roemer and part of the way along a stone wall the following courses and distances:

1) North 10 degrees 59 minutes 50 seconds East 223.01 feet;

2) North 12 degrees 53 minutes 20 seconds East 64.16 feet;

3) North 19 degrees 18 minutes 00 seconds East 22.73 feet;

4) North 32 degrees 03 minutes 20 seconds East 107.19 feet;

5) North 30 degrees 20 minutes 20 seconds East 40.75 feet; and

6) North 23 degrees 30 minutes 40 seconds East 87.78 feet to the southerly side of South Bedford Road;

RUNNING THENCE along the southerly side of South Bedford Road South 68 degrees 52 minutes 20 seconds East 18.37 feet; South 71 degrees 35 minutes 57 seconds East 218.72 feet and South 84 degrees 24 minutes 46 seconds East 8.34 feet to the point or place of BEGINNING.

                                    EXHIBIT C

                             Environmental Covenants

      Notwithstanding any contrary provisions of the annexed Lease whatsoever, including, without limitation, those pertaining to use and Permitted Use, Tenant shall not use, or permit the use of the Demised Premises, so as to create or result in, directly or indirectly, (a) any sudden or gradual spill, leak, discharge, escape, seepage, infiltration, abandonment, dumping, disposal or storage (other than household cleaners which may be stored and used, to the extent in accordance with Legal Requirements, for their intended purposes) of any hazardous or industrial waste, substance or contamination, effluent, sewage, pollution or other detrimental or deleterious material or substance (including without limitation asbestos), or the disposal, storage or abandonment on the Demised Premises of any material, tank or container holding or contaminated by any of the foregoing or residues thereof, or the installation of any material or product containing or composed of any of the foregoing, in, on, from under or above the Demised Premises (the foregoing occurrences being hereinafter collectively called "Environmental Hazard"), or (b) any violation, or state of facts or condition which would result in a violation, of any Federal, State or local statute, law, code, rule, regulation or order applicable to any Environmental Hazard (the foregoing being hereinafter collectively called "Legal Violation"). In the event of the violation of the foregoing by Tenant, in addition to all other rights and remedies of Landlord under this Lease, regardless of when the existence of the Environmental Hazard or Legal Violation is determined, and whether during the Term or after the Expiration Date, (I) Tenant shall, immediately upon notice from Landlord, at Tenant's sole cost and expense, at Landlord's option, either (x) take all action necessary to test, identify and monitor the Environmental Hazard and to remove the Environmental Hazard from the Demised Premises and dispose of the same and restore the Demised Premises to the condition existing prior to such removal, and/or to remedy any Legal Violation, all in accordance with applicable Federal, State and local statutes, laws, codes, rules, regulations or orders or (y) reimburse Landlord for all costs and expenses incurred by Landlord for engineering or environmental consultant or laboratory services in testing, investigating, identifying and monitoring the Environmental Hazard and in removing and disposing of the Environmental Hazard and in restoring the Demised Premises, and/or in remedying any Legal Violation, and (II) Tenant shall and hereby does, indemnify and save harmless Landlord and Others in Interest and shall defend (at Tenant's sole cost and expense with legal counsel acceptable to Landlord) against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including architects' and attorneys' fees and disbursements which may be imposed upon or incurred by or asserted against Landlord and Others in Interest, whether by any governmental authority, Tenant or other third party, by reason of any violation or alleged violation of any of the foregoing provisions of this Section. Notwithstanding the foregoing, Tenant shall not be responsible for preexisting conditions or acts of other tenants.

                                      C- 1